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                                                                    EXHIBIT 10.9

               AMENDED AND RESTATED COMMERCIAL SECURITY AGREEMENT
                        (FIBT Form 000-70034 (Rev. 9/86))

                            Dated as of March 1, 1996

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Debtor(s)                                                  Secured Party

BEARCOM OPERATING, L.P.                                    First Interstate Bank of Texas, N.A.
11545 Pagemill Road                                        1445 Ross Avenue
Dallas, Texas 75243                                        Dallas, Texas 75202
(HEREINAFTER REFERRED TO AS "DEBTOR"                       (HEREINAFTER REFERRED TO AS "SECURED
WHETHER ONE OR MORE)                                       PARTY")
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         WHEREAS, Debtor and Secured Party desire to amend and restate that certain Commercial Security Agreement dated December 29, 1995 executed by Debtor in favor of Secured Party;

         FOR VALUE RECEIVED, the receipt and sufficiency of which is hereby acknowledged, Debtor grants to Secured Party the security interest (and the pledges and assignments as applicable) hereinafter set forth and agrees with Secured Party as follows:

                a.          OBLIGATIONS SECURED. The security interest and
                        pledges and assignments as applicable granted hereby are to secure punctual payment and performance of the following: (i) that certain Renewal Master Revolving Credit Note of even date herewith in the original principal sum of $9,000,000.00, executed by Debtor and payable to the order of Secured Party, and any and all extensions, renewals, modifications and rearrangements thereof; (ii) certain obligations of Debtor to Secured Party under that certain Second Amended and Restated Loan Agreement of even date herewith between Debtor and Secured Party and all extensions, renewals, modifications and rearrangements thereof; and (iii) any and all other indebtedness, liabilities and obligations whatsoever and of whatever nature of Debtor to Secured Party whether direct or indirect, absolute or contingent, primary or secondary, due or to become due and whether now existing or hereafter arising and howsoever evidenced or acquired, whether joint or several, or joint and several (all of which are herein separately and collectively referred to as the "Obligations"). Debtor acknowledges that the security interest (and pledges and assignments as applicable) hereby granted shall secure all future advances from Secured Party to BearCom, Inc., as well as any and all other indebtedness, liabilities and obligations of Debtor to Secured Party whether now in existence or hereafter arising.

                b.          USE OF COLLATERAL. Debtor represents, warrants and
                        covenants that the Collateral will be used by the Debtor primarily for business use, unless otherwise specified as follows:

______ Personal, family or household purposes;


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______ Farming operations.

                  c.        DESCRIPTION OF COLLATERAL. Debtor hereby grants to
                        Secured Party a security interest in (and hereby pledges and assigns as applicable) and agrees that Secured Party shall continue to have a security interest in (and a pledge and assignment as applicable), the following property, to-wit: (DEBTOR TO INITIAL APPROPRIATE BLANKS)

[ ]       [X]     ALL ACCOUNTS. A security interest in all accounts now owned or existing as well as any and all that may hereafter arise or be acquired by Debtor, and all the proceeds and products thereof, including without limitation, all notes, drafts, acceptances, instruments and chattel paper arising therefrom, and all returned or repossessed goods arising from or relating to any such accounts, or other proceeds of any sale or other disposition of inventory.

[ ]       [X]     ALL INVENTORY.  A security interest in all of Debtor's
                  inventory, including all goods, merchandise, raw materials, goods in process, finished goods and other tangible personal property, wheresoever located, now owned or hereafter acquired and held for sale or lease or furnished or to be furnished under contracts for service or used or consumed in Debtor's business and all additions and accessions thereto and contracts with respect thereto and all documents of title evidencing or representing any part thereof, and all products and proceeds thereof, including, without limitation, all of such which is now or hereafter located at the following locations: (give locations)

                           11545 Pagemill Road
                           Dallas, Texas 75243

[ ]       [X]     ALL EQUIPMENT. A security interest in all equipment of every nature and description whatsoever now owned or hereafter acquired by Debtor including all appurtenances and additions thereto and substitutions therefor, wheresoever located, including all tools, parts and accessories used in connection therewith.

[ ]       [X]     GENERAL INTANGIBLES. A security interest in all general
                  intangibles and other personal property now owned or hereafter acquired by Debtor other than goods, accounts, chattel paper, documents and instruments.

[ ]       [X]     CHATTEL PAPER. A security interest in all of Debtor's interest under chattel paper, lease agreements and other instruments or documents, whether now existing or owned by Debtor or hereafter arising or acquired by Debtor, evidencing both a debt and security interest in or lease of specific goods.


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[ ]       [X]     INSTRUMENTS. A pledge and assignment of and security interest in all of Debtor's now owned or existing as well as hereafter acquired or arising instruments and documents.

[ ]       [ ]     OTHER.  A security interest in all of Debtor's interest, now owned or hereafter acquired, in and to the property described below: (give description)

        The term "Collateral" as used in this Agreement shall mean and include, and the security interest (and pledge and assignment as applicable) shall cover, all of the foregoing property, as well as any accessions, additions and attachments thereto and the proceeds and products thereof, including without limitation, all cash, general intangibles, accounts, inventory, equipment, fixtures, farm products, notes, drafts, acceptances, securities, instruments, chattel paper, insurance proceeds payable because of loss or damage, or other property, benefits or rights arising therefrom, and in and to all returned or repossessed goods arising from or relating to any of the property described herein or other proceeds of any sale or other disposition of such property.

        As additional security for the punctual payment and performance of the Obligations, and as part of the Collateral, Debtor hereby grants to Secured Party a security interest in, and a pledge and assignment of, any and all money, property, deposit accounts, accounts, securities, documents, chattel paper, claims, demands, instruments, items or deposits of the Debtor, and each of them, or to which any of them is a party, now held or hereafter coming within Secured Party's custody or control, including, without limitation, all certificates of deposit and other depository accounts, whether such have matured or the exercise of Secured Party's rights results in loss of interest or principal or other penalty on such deposits, but excluding deposits subject to tax penalties if assigned. Without prior notice to or demand upon the Debtor, Secured Party may exercise its rights granted above at any time when a default has occurred or Secured Party deems itself insecure. Secured Party's rights and remedies under this paragraph shall be in addition to and cumulative of any other rights or remedies at law and equity, including, without limitation, any rights of set-off to which Secured Party may be entitled.

                d.          REPRESENTATIONS, WARRANTIES AND COVENANTS OF DEBTOR.
                        Debtor represents and warrants as follows:

                        i.          OWNERSHIP; NO ENCUMBRANCES. Except for the
                                security interest (and pledges and assignments as applicable) granted hereby, the Debtor is, and as to any property acquired after the date hereof which is included within the Collateral, Debtor will be, the owner of all such Collateral free and clear from all charges, liens, security interests, adverse claims and encumbrances of any and every nature whatsoever.

                        ii.         NO FINANCING STATEMENTS. There is no
                                financing statement or similar filing now on file in any public office covering any part of the Collateral, and Debtor will not execute and there will not be on file in any public office any financing statement or similar filing


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                                except the financing statements filed or to be
                                filed in favor of Secured Party.

                        iii.        ACCURACY OF INFORMATION. All information
                                furnished to Secured Party concerning Debtor, the Collateral and the Obligations, or otherwise for the purpose of obtaining or maintaining credit, is or will be at the time the same is furnished, accurate and complete in all material respects.

                        iv.         AUTHORITY. Debtor has full right and
                                authority to execute and perform this Agreement and to create the security interest (and pledges and assignment as applicable) created by this Agreement. The making and performance by Debtor of this Agreement will not violate any articles of incorporation, bylaws or similar document respecting Debtor, any provision of law, any order of court or governmental agency, or any indenture or other agreement to which Debtor is a party, or by which Debtor or any of Debtor's property is bound, or be in conflict with, result in a breach of or constitute (with due notice and/or lapse of time) a default under any such indenture or other agreement, or result in the creation or imposition of any charge, lien, security interest, claim or encumbrance of any and every nature whatsoever upon the Collateral, except as contemplated by this Agreement.

                        v.          ADDRESSES. The address of Debtor designated
                                at the beginning of this Agreement is Debtor's place of business if Debtor has only one place of business; Debtor's chief executive office if Debtor has more than one place of business; or Debtor's residence if Debtor has no place of business. Debtor agrees not to change such address without advance written notice to Secured Party.

                e.              GENERAL COVENANTS. Debtor covenants and agrees
                        as follows:

                        i.          OPERATION OF THE COLLATERAL. Debtor agrees
                                to maintain and use the Collateral solely in the conduct of its own business, in a careful and proper manner, and in conformity with all applicable permits or licenses. Debtor shall comply in all respects with all applicable statutes, laws, ordinances and regulations. Debtor shall not use the Collateral in any unlawful manner or for any unlawful purposes, or in any manner or for any purpose that would expose the Collateral to unusual risk, or to penalty, forfeiture or capture, or that would render inoperative any insurance in connection with the Collateral.


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                        ii.         CONDITION. Debtor shall maintain, service
                                and repair the Collateral so as to keep it in good operating condition. Debtor shall replace within a reasonable time all parts that may be worn out, lost, destroyed or otherwise rendered unfit for use, with appropriate replacement parts. Debtor shall obtain and maintain in good standing at all times all applicable permits, licenses, registrations and certificates respecting the Collateral.

                        iii.        ASSESSMENTS. Debtor shall promptly pay when
                                due all taxes, assessments, license fees, registration fees, and governmental charges levied or assessed against Debtor or with respect to the Collateral or any part thereof.

                        iv.         NO ENCUMBRANCES. Debtor agrees not to suffer
                                or permit any charge, lien, security interest, adverse claim or encumbrance of any and every nature whatsoever against the Collateral or any part thereof.

                        v.          NO REMOVAL. Except as otherwise provided in
                                this Agreement, Debtor shall not remove the Collateral from the county or counties designated at the beginning of this Agreement without Secured Party's prior written consent.

                        vi.         NO TRANSFER. Except as otherwise provided in
                                this Agreement with respect to inventory, Debtor shall not, without the prior written consent of Secured Party, sell, assign, transfer, lease, charter, encumber, hypothecate or dispose of the Collateral, or any part thereof, or interest therein, or offer to do any of the foregoing.

                        vii.        NOTICES AND REPORTS. Debtor shall promptly
                                notify Secured Party in writing of any change in the name, identity or structure of Debtor, any charge, lien, security interest, claim or encumbrance asserted against the Collateral, any litigation against Debtor or the Collateral, any theft, loss, injury or similar incident involving the Collateral, and any other material matter adversely affecting Debtor or the Collateral. Debtor shall furnish such other reports, information and data regarding Debtor's financial condition and operations, the Collateral and such other matters as Secured Party may request from time to time.

                        viii.       LANDLORD'S WAIVERS. Debtor shall furnish to
                                Secured Party, if requested, a landlord's waiver of all liens with respect to any Collateral covered by this Agreement that is or may be located upon leased premises, such landlord's waivers to be in such form and upon such terms as are acceptable to Secured Party.


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                        ix.         ADDITIONAL FILINGS. Debtor agrees to execute
                                and deliver such financing statement or
                                statements, or amendments thereof or supplements thereto, or other documents as Secured Party may from time to time require in order to comply with the Texas Uniform Commercial Code (or other applicable state law of the jurisdiction where any of the Collateral is located) and to preserve and protect the Secured Party's rights to the Collateral.

                        x.          PROTECTION OF COLLATERAL. Secured Party, at
                                its option, whether before or after default, but without any obligation whatsoever to do so, may
                                (a) discharge taxes, claims, charges, liens, security interests, assessments or other encumbrances of any and every nature whatsoever at any time levied, placed upon or asserted against the Collateral, (b) place and pay for insurance on the Collateral, including insurance that only protects Secured Party's interest, (c) pay for the repair, improvement, testing, maintenance and preservation of the Collateral,
                                (d) pay any filing, recording, registration, licensing or certification fees or other fees and charges related to the Collateral, or (e) take any other action to preserve and protect the Collateral and Secured Party's rights and remedies under this Agreement as Secured Party may deem necessary or appropriate. Debtor agrees that Secured Party shall have no duty or obligation whatsoever to take any of the foregoing action. Debtor agrees to promptly reimburse Secured Party upon demand for any payment made or any expense incurred by the Secured Party pursuant to this authorization. These payments and expenditures, together with interest thereon from date incurred until paid by Debtor at the maximum contract rate allowed under applicable laws, which Debtor agrees to pay, shall constitute additional Obligations and shall be secured by and entitled to the benefits of this Agreement.

                        xi.         INSPECTION. Debtor shall at all reasonable
                                times allow Secured Party by or through any of its officers, agents, attorneys or accountants, to examine the Collateral, wherever located, and to examine and make extracts from Debtor's books and records.

                        xii.        FURTHER ASSURANCES. Debtor shall do, make,
                                procure, execute and deliver all such additional and further acts, things, deeds, interests and assurances as Secured Party may require from time to time to protect, assure and enforce Secured Party's rights and remedies.


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                        xiii.       INSURANCE. Debtor shall have and maintain
                                insurance at all time with respect to all tangible Collateral insuring against risks of fire (including so-called extended coverage), theft and other risks as Secured Party may require, containing such terms, in such form and amounts and written by such companies as may be satisfactory to Secured Party, all of such insurance to contain loss payable clauses in favor of Secured Party as its interest may appear. All policies of insurance shall provide for ten (10) days' written minimum cancellation notice to Secured Party and at the request of Secured Party shall be delivered to and held by it. Secured Party is hereby authorized to act as attorney for Debtor in obtaining, adjusting, settling and canceling such insurance and endorsing any drafts or instruments. Secured Party shall be authorized to apply the proceeds from any insurance to the Obligations secured hereby whether or not such Obligations are then due and payable. Debtor specifically authorizes Secured Party to disclose information from the policies of insurance to prospective insurers regarding the Collateral.

                        xiv.        ADDITIONAL COLLATERAL. If Secured Party
                                should at any time be of the opinion that the Collateral is impaired, not sufficient or has declined or may decline in value, or should Secured Party deem payment of the Obligations to be insecure, then Secured Party may call for additional security satisfactory to Secured Party, and Debtor promises to furnish such additional security forthwith. The call for additional security may be oral, by telegram, or United States mail addressed to Debtor, and shall not affect any other subsequent right of Secured Party to exercise the same.

                f.              ADDITIONAL PROVISIONS REGARDING ACCOUNTS. The
                        following provisions shall apply to all accounts included within the Collateral:

                        i.          DEFINITIONS. The term "account", as used in
                                this Agreement, shall have the same meaning as set forth in the Uniform Commercial Code of Texas in effect as of the date of execution hereof, and as set forth in any amendment to the Uniform Commercial Code of Texas to become effective after the date of execution hereof, and also shall include all present and future notes, instruments, documents, general intangibles, drafts, acceptances and chattel paper of Debtor, and the proceeds thereof.

                        ii.         ADDITIONAL WARRANTIES. As of the time any
                                account becomes subject to the security interest (or pledge of assignment as applicable) granted hereby, Debtor shall be deemed further to have


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                                warranted as to each and all of such accounts as
                                follows: (a) each account and all papers and documents relating thereto are genuine and in all respects what they purport to be; (b) each account is valid and subsisting and arises out of a bona fide sale of goods sold and delivered to, or out of and for services theretofore actually rendered by the Debtor to, the account debtor named in the account; (c) the amount of the account represented as owing is the correct amount actually and unconditionally owing except for normal cash discounts and is not subject to any set-offs, credits, defenses or counter-charges; and (d) Debtor is the owner thereof free and clear of any charges, liens, security interests, adverse claims and encumbrances of any and every nature whatsoever.

                        iii.        COLLECTION OF ACCOUNTS. Secured Party shall
                                have the right in its own name or in the name of the Debtor, whether before or after default, to require Debtor forthwith to transmit all proceeds of collection of accounts to Secured Party, to notify any and all account debtors to make payments of the accounts directly to Secured Party, to demand, collect, receive, receipt for, sue for, compound and give acquittal for, any and all amounts due or to become due on the accounts and to endorse the name of the Debtor on all commercial paper given in payment or part payment thereof, and in Secured Party's discretion to file any claim or take any other action or proceeding that Secured Party may deem necessary or appropriate to protect and preserve and realize upon the accounts and related Collateral. Unless and until Secured Party elects to collect accounts, and the privilege of Debtor to collect accounts is revoked by Secured Party in writing, Debtor shall continue to collect accounts, account for same to Secured Party, and shall not commingle the proceeds of collection of accounts with any funds of the Debtor. In order to assure collection of accounts in which Secured Party has a security interest (or pledge or assignment of as applicable) hereunder, Secured Party may notify the post office authorities to change the address for delivery of mail addressed to Debtor to such address as Secured Party may designate, and to open and dispose of such mail and receive the collections of accounts included herewith. Secured Party shall have no duty or obligation whatsoever to collect any account, or to take any other action to preserve or protect the Collateral; however, should Secured Party elect to collect any account or take possession of any Collateral, Debtor releases Secured Party from any claim or claims for loss or damage arising from any act or omission in connection therewith.

                        iv.         IDENTIFICATION AND ASSIGNMENT OF ACCOUNTS.
                                Upon Secured Party's request, whether before or after default, Debtor shall take

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                                such action and execute and deliver such
                                documents as Secured Party may reasonably request in order to identify, confirm, mark, segregate and assign accounts and to evidence Secured Party's interest in same. Without limitation of the foregoing, Debtor, upon request, agrees to assign accounts to Secured Party, identify and mark accounts as being subject to the security interest (or pledge or assignment as applicable) granted hereby, mark Debtor's books and records to reflect such assignments, and forthwith to transmit to Secured Party in the form as received by Debtor any and all proceeds of collection of such accounts.

                        v.          ACCOUNT REPORTS. Upon Secured Party's
                                request, Debtor will deliver to Secured Party, prior to the tenth (10th) day of each month, or on such other frequency as Secured Party may request, a written report in form and content satisfactory to Secured Party, showing a listing and aging of accounts and such other information as Secured Party may request from time to time. Debtor shall immediately notify Secured Party of the assertion by any account debtor of any set-off, defense or claim regarding an account or any other matter adversely affecting an account.

                        vi.         SEGREGATION OF RETURNED GOODS. Returned or
                                repossessed goods arising from or relating to any accounts included within the Collateral shall if requested by Secured Party be held separate and apart from any other property. Debtor shall as often as requested by Secured Party, but not less often than weekly even though no special request has been made, report to Secured Party the appropriate identifying information with respect to any such returned or repossessed goods relating to accounts included in assignments or identifications made pursuant hereto.

                g.              ADDITIONAL PROVISIONS REGARDING INVENTORY. The
                        following provisions shall apply to all inventory included within the Collateral:

                        i.          INVENTORY REPORTS. Upon request by Secured
                                Party, Debtor will deliver to Secured Party, prior to the tenth (10th) day of each month, or on such other frequency as Secured Party may request, a written report in form and content satisfactory to Secured Party, with respect to the preceding month or other applicable period, showing Debtor's opening inventory, inventory acquired, inventory sold, inventory returned, inventory used in Debtor's business, closing inventory, any other inventory not within the preceding categories, and such other information as Secured Party may request from time to time. Debtor shall immediately notify Secured Party


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                                of any matter adversely affecting the inventory,
                                including, without limitation, any event causing loss or depreciation in the value of the inventory and the amount of such possible loss or depreciation.

                        ii.         LOCATION OF INVENTORY. Debtor will promptly
                                notify Secured Party in writing of any addition to, change in or discontinuance of its place(s) of business as shown in this agreement, the places at which inventory is located as shown herein, the location of its chief executive office and the location of the office where it keeps its records as set forth herein. All Collateral will be located at the place(s) of business shown at the beginning of this agreement as modified by any written notice(s) given pursuant hereto.

                        iii.        USE OF INVENTORY. Unless and until the
                                privilege of Debtor to use inventory in the ordinary course of Debtor's business is revoked by Secured Party in the event of default or if Secured Party deems itself insecure, Debtor may use the inventory in any manner not inconsistent with this Agreement, may sell that part of the Collateral consisting of inventory provided that all such sales are in the ordinary course of business, and may use and consume any raw materials or supplies that are necessary in order to carry on Debtor's business. A sale in the ordinary course of business does not include a transfer in partial or total satisfaction of a debt.

                        iv.         ACCOUNTS AS PROCEEDS. All accounts that are
                                proceeds of the inventory included within the Collateral shall be subject to all of the terms and provisions hereof pertaining to accounts.

                        v.          PROTECTION OF INVENTORY. Debtor shall take
                                all action necessary to protect and preserve the inventory.

                h.              ADDITIONAL PROVISIONS REGARDING SECURITIES AND
                        SIMILAR COLLATERAL. The following provisions shall apply to all securities and similar property included within the Collateral:

                        i.          ADDITIONAL WARRANTIES. As to each and all
                                securities and similar property included within the Collateral (including securities hereafter acquired that are part of the Collateral), Debtor further represents and warrants, as of the time of. delivery of same to Secured Party, as follows: (a) such securities are genuine, validly issued and outstanding, fully paid and nonassessable, and are not issued in violation of the preemptive rights of any person or of any agreement by which the issuer or obligor thereof or Debtor is bound; (b) such securities are not subject to any interest, option or


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                                right of any third person; (c) such securities
                                are in compliance with applicable law concerning form, content and manner of preparation and execution; and (d) Debtor acquired and holds the securities in compliance with all applicable laws and regulations.

                        ii.         DIVIDENDS AND PROCEEDS. Any and all
                                payments, dividends, other distributions
                                (including stock redemption proceeds), or other securities in respect of or in exchange for the Collateral, whether by way of dividends, stock dividends, recapitalizations, mergers, consolidations, stock splits, combinations or exchanges of shares or otherwise, received by Debtor shall be held by Debtor in trust for Secured Party and Debtor shall immediately deliver same to Secured Party to be held as part of the Collateral. Debtor may retain ordinary cash dividends unless and until Secured Party requests that same be paid and delivered to Secured Party (which Secured Party may request either before or after default).

                        iii.        COLLECTIONS. Secured Party shall have the
                                right at any time and from time to time (whether before or after default) to notify and direct the issuer or obligor to make all payments, dividends and distributions regarding the Collateral directly to Secured Party. Secured Party shall have the authority to demand of the issuer or obligor, and to receive and receipt for, any and all payments, dividends and other distributions payable in respect thereof, regardless of the medium in which paid and whether they are ordinary or extraordinary. Each issuer and obligor making payment to Secured Party hereunder shall be fully protected in relying on the written statement of Secured Party that it then holds a security interest which entitles it to receive such payment, and the receipt by Secured Party for such payment shall be full acquittance therefor to the one making such payment.

                        iv.         VOTING RIGHTS. Upon default, or if Secured
                                Party deems itself insecure, Secured Party shall have the right, at its discretion, to transfer to or register in the name of Secured Party or any nominee of Secured Party any of the Collateral, and/or to exercise any or all voting rights as to any or all of the Collateral. For such purposes, Debtor hereby names, constitutes and appoints the President or any Vice President of Secured Party as Debtor's proxy in the Debtor's name, place and stead to vote any and all of the securities, as such proxy may elect, for and in the name, place and stead of Debtor, as to all matters coming before shareholders, such proxy to be irrevocable and deemed coupled with an interest. The rights, powers and authority of said proxy shall remain in full force and effect, and shall not be rescinded, revoked, terminated, amended or otherwise modified, until all Obligations have been fully satisfied.

                        v.          NO DUTY. Secured Party shall never be liable
                                for its failure to give notice to Debtor of default in the payment of or upon the Collateral. Secured Party shall have no duty to fix or preserve rights against prior parties to the Collateral and shall never be liable for its failure to use diligence to collect any amount payable in respect to the Collateral, but shall be liable only to account to Debtor for what it may actually collect or receive thereon. Without limiting the foregoing, it is specifically understood and agreed that Secured Party shall have no responsibility for ascertaining any maturities, calls, conversions, exchanges, offers, tenders, or similar matters relating to any of the Collateral or for informing Debtor with respect to any of such matters (irrespective of whether Secured Party actually has, or may be deemed to have, knowledge thereof). The foregoing provisions of this paragraph shall be fully applicable to all securities or similar property held in pledge hereunder, irrespective of whether Secured Party may have exercised any right to have such securities or similar property registered in its name or in the name of a nominee.

                        vi.         FURTHER ASSURANCES. Debtor agrees to execute
                                such stock powers, endorse such instruments, or execute such additional pledge agreements or other documents as may be required by the Secured Party in order effectively to grant to Secured Party the security interest in (and pledge and assignment of) the Collateral and to enforce and exercise Secured Party's rights regarding same.

                        vii.        SECURITIES LAWS. Debtor hereby agrees to
                                cooperate fully with Secured Party in order to permit Secured Party to sell, at foreclosure or other private sale, the Collateral pledged hereunder. Specifically, Debtor agrees to fully comply with the securities laws of the United States and of the State of Texas and to take such action as may be necessary to permit Secured Party to sell or otherwise transfer the securities pledged hereunder in compliance with such laws. Without limiting the foregoing, Debtor, at its own expense, upon request by Secured Party, agrees to effect and obtain such registrations, filings, statements, rulings, consents, and other matters as Secured Party may request.

                        viii.       POWER OF ATTORNEY. Debtor hereby makes,
                                constitutes and appoints Secured Party or its nominee, its true and lawful attorney in fact and in its name, place, and stead, and on its behalf, and for its use and benefit to complete, execute and file with the United

                                States Securities and Exchange Commission one or more notices of proposed sale of securities pursuant to Rule 144 under the Securities Act of 1933 and/or any similar filings or notices with any applicable state agencies, and said attorney in fact shall have full power and authority to do, take and perform all and every act and thing whatsoever requisite, proper or necessary to be done, in the exercise of the rights and powers herein granted, as fully to all intents and purposes as Debtor might or could do if personally present. This power shall be irrevocable and deemed coupled with an interest. The rights, powers and authority of said attorney in fact herein granted shall commence and be in full force and effect from the date of this agreement, and such rights, powers and authority shall remain in full force and effect, and this power of attorney shall not be rescinded, revoked, terminated, amended or otherwise modified, until all Obligations have been fully satisfied.

                        ix.         PRIVATE SALES. Because of the Securities Act
                                of 1933, as amended, or any other laws or regulations, there may be legal restrictions or limitations affecting Secured Party in any attempts to dispose of certain portions of the Collateral in the enforcement of its rights and remedies hereunder. For these reasons Secured Party is hereby authorized by Debtor, but not obligated, in the event any default hereunder, to sell all or any part of the Collateral at private sale, subject to investment letter or in any other manner which will not require the Collateral, or any part thereof, to be registered in accordance with the securities Act of 1933, as amended, or the rules and regulations promulgated thereunder, or any other law or regulation. Secured Party is also hereby authorized by Debtor, but not obligated, to take such actions, give such notices, obtain such rulings and consents, and do such other things as Secured Party may deem appropriate in the event of a sale or disposition of any of the Collateral. Debtor clearly understands that Secured Party may in its discretion approach a restricted number of potential purchasers and that a sale under such circumstances may yield a lower price for the Collateral or any part or parts thereof than would otherwise be obtainable if same were registered and sold in the open market, and Debtor agrees that such private sales shall constitute a commercially reasonable method of disposing of the Collateral.

                i.          ADDITIONAL PROVISIONS REGARDING CERTIFICATES OF
                        DEPOSIT AND SIMILAR COLLATERAL. The following provisions shall apply to certificates of deposit and similar property included within the Collateral:

                        i.          COLLECTION OF DEPOSITS. Debtor agrees that
                                Secured Party may, at any time (whether before or after default) and in its sole discretion, surrender for payment and obtain payment of any portion of the Collateral, whether such have matured or the exercise of Secured Party's rights results in loss of interest or principal or other penalty on such deposits, and, in connection therewith, cause payment to be made directly to Secured Party.

                        ii.         NOTICE TO THIRD PARTY ISSUER. With regard to
                                any certificates of deposit or similar
                                Collateral for which Secured Party is not the issuer, Debtor agrees to notify the issuer or obligor of the interests hereby granted to Secured Party and to obtain from such issuer or obligor acknowledgement of the interests in favor of Secured Party and the issuer's or obligor's agreement to waive in favor of Secured Party any and all rights of set-off or similar rights or remedies to which such issuer or obligor may be entitled, and, in connection therewith, to execute and cause the issuer or obligor to execute, any and all acknowledgments, waivers and other agreements in such form and upon such terms as Secured Party may request.

                        iii.        PROCEEDS. Any and all replacement or renewal
                                certificates, instruments, or other benefits or proceeds related to the Collateral that are received by Debtor shall be held by Debtor in trust for Secured Party and immediately delivered to Secured Party to be held as part of the Collateral.

                        iv.         NO DUTY. Secured Party shall never be liable
                                for its failure to give notice to Debtor of default in the payment of or upon the Collateral. Secured Party shall have no duty to fix or preserve rights against prior parties to the Collateral and shall never be liable for its failure to use diligence to collect any amount payable in respect to the Collateral, but shall be liable only to account to Debtor for what it may actually collect or receive thereon. Without limiting the foregoing, it is specifically understood and agreed that Secured Party shall have no responsibility for ascertaining any maturities or similar matters relating to any of the Collateral or for informing Debtor with respect to any of such matters (irrespective of whether Secured Party actually has, or may be deemed to have, knowledge thereof).

                     j.         EVENTS OF DEFAULT. Debtor shall be in default
                        hereunder upon the happening of any of the following events or conditions: (i) non-payment when due (whether by acceleration of maturity or otherwise) of any payment of principal, interest or other amount due on any Obligation;

                                (ii) the occurrence of any event which under the terms of any evidence of indebtedness, indenture, loan agreement, security agreement or similar instrument permits the acceleration of maturity of any obligation of Debtor or BearCom, Inc. (whether to Secured Party or to others);
                                (iii) any representation or warranty made by Debtor to Secured Party in connection with this Agreement, the Collateral or the Obligations, or in any statements or certificates, proves incorrect in any material respect as of the date of the making or the issuance thereof; (iv) default occurs in the observance or performance of, or if Debtor fails to furnish adequate evidence of performance of, any provision of this Agreement or of any note, assignment, transfer, other agreement, document or instrument delivered by Debtor to Secured Party in connection with this Agreement, the Collateral or the Obligations; (v) death, dissolution, liquidation, termination of existence, insolvency, business failure or winding-up of Debtor or any maker, endorser, guarantor, surety or other party liable in any capacity for any of the Obligations; (vi) the commission of an act of bankruptcy by, or the application for appointment of a receiver or any other legal custodian for any part of the property of, assignment for the benefit of creditors by, or the commencement of any proceedings under any bankruptcy, arrangement, reorganization, insolvency or similar laws for the relief of debtors by or against, the Debtor or any maker, endorser, guarantor, surety or other party primarily or secondarily liable for any of the Obligations; (vii) the Collateral becomes, in the judgment of Secured Party, impaired, unsatisfactory or insufficient in character or value; or (viii) the filing of any levy, attachment, execution, garnishment or other process against the Debtor or any of the Collateral or any maker, endorser, guarantor, surety, or other party liable in any capacity for any of the Obligations.

                k           REMEDIES. Upon the occurrence of an event of
                        default, or if Secured Party deems payment of the Obligations to be insecure, Secured Party, at its option, shall be entitled to exercise any one or more of the following remedies (all of which are cumulative):

                        i           DECLARE OBLIGATIONS DUE. Secured
                                Party, at its option, may declare the
                                Obligations or any part thereof immediately due and payable, without demand, notice of intention to accelerate, notice of acceleration, notice of non-payment, presentment, protest, notice of dishonor, or any other notice whatsoever, all of which are hereby waived by Debtor and any maker, endorser, guarantor, surety or other party liable in any capacity for any of the Obligations.

                        ii          REMEDIES. Secured Party shall have all of
                                the rights and remedies provided for in this Agreement and in any other agreements executed by Debtor, the rights and remedies of the Uniform Commercial Code of Texas, and any and all of the rights and remedies at law and in equity, all of which shall be. deemed cumulative. Without limiting the foregoing, Debtor agrees that Secured Party shall have the right to: (a) require Debtor to assemble the Collateral and make it available to Secured Party at a place designated by Secured Party that is reasonably convenient to both ' parties, which Debtor agrees to do; (b) peaceably take possession of the Collateral and remove same, with or without judicial process;
                                (c) without removal, render equipment included within the Collateral unusable, and dispose of the Collateral on the Debtor's premises; (d) sell, lease or otherwise dispose of the Collateral, at one or more locations, by public or private proceedings, for cash or credit, without assumption of credit risk; and/or (e) whether before or after default, collect and receipt for, compound, compromise, and settle, and give releases, discharges and acquittances with respect to, any and all amounts owed by any person or entity with respect to the Collateral. Unless the Collateral is perishable or threatens to decline speedily in value or is of a type customarily sold on a recognized market, Secured Party will send Debtor reasonable notice of the time and place of any public sale or of the time after which any private sale or other disposition will be made. Any requirement of reasonable notice to Debtor shall be met if such notice is mailed, postage prepaid, to Debtor at the address of Debtor designated at the beginning of this Agreement, at least five (5) days before the day of any public sale or at least five (5) days before the time after which any private sale or other disposition will be made.

                        iii         EXPENSES. Debtor shall be liable for and
                                agrees to pay the reasonable expenses incurred by Secured Party in enforcing its rights and remedies, in retaking, holding, testing, repairing, improving, selling, leasing or disposing of the Collateral, or like expenses, including, without limitation, attorneys' fees and legal expenses incurred by Secured Party. These expenses, together with interest thereon from date incurred until paid by Debtor at the maximum contract rate allowed under applicable laws, which Debtor agrees to pay, shall constitute additional Obligations and shall be secured by and entitled to the benefits of this Agreement.

                        iv          PROCEEDS; SURPLUS; DEFICIENCIES. Proceeds
                                received by Secured Party from disposition of the Collateral shall be applied toward Secured Party's expenses and other Obligations in such order or manner as Secured Party may elect. Debtor shall be entitled to any surplus if one results after lawful application of the proceeds. Debtor shall remain liable for any deficiency.

                        v.          REMEDIES CUMULATIVE. The rights and remedies
                                of Secured Party are cumulative and the exercise of any one or more of the rights or remedies shall not be deemed an election of rights or remedies or a waiver of any other right or remedy. Secured Party may remedy any default and may waive any default without waiving the default remedied or without waiving any other prior or subsequent default.

                    l.          OTHER AGREEMENTS.

                        i.          SAVINGS CLAUSE. Notwithstanding any
                                provision to the contrary herein, or in any of the documents evidencing the Obligations or otherwise relating thereto, no such provision shall require the payment or permit the collection of interest in excess of the maximum permitted by applicable usury laws. If any such excessive interest is so provided for, then in such event (i) the provisions of this paragraph shall govern and control, (ii) neither the Debtor nor his heirs, legal representatives, successors or assigns or any other party liable for the payment thereof, shall be obligated to pay the amount of such interest to the extent that is in excess of the maximum amount permitted by law, (iii) any such excess interest that may have been collected shall be, at the option of the holder of the instrument evidencing the Obligations, either applied as a credit against the then unpaid principal amount thereof or refunded to the maker thereof, and
                                (iv) the effective rate of interest shall be automatically reduced to the maximum lawful rate under applicable usury laws as now or hereafter construed by the courts having jurisdiction.

                        ii.         JOINT AND SEVERAL RESPONSIBILITY. If this
                                Security Agreement is executed by more than one Debtor, the obligations of all such Debtors shall be joint and several.

                        iii.        WAIVERS. Debtor and any maker, endorser,
                                guarantor, surety or other party liable in any capacity respecting the Obligations hereby waive demand, notice of intention to accelerate, notice of acceleration, notice of non-payment, presentment, protest, notice of dishonor and any other similar notice whatsoever.

                        iv.         SEVERABILITY. Any provision hereof found to
                                be invalid by courts having jurisdiction shall be invalid only with respect to such provision (and then only to the extent necessary to avoid such invalidity). The offending provision shall be modified to the maximum extent possible to confer upon Secured Party the benefits intended thereby. Such provision as modified and the remaining provisions hereof shall be construed and enforced to the same effect as if such offending provision (or portion thereof) had not been contained herein, to the maximum extent possible.

                        v.          USE OF COPIES. Any carbon, photographic or
                                other reproduction of any financing statement signed by Debtor is sufficient as a financing statement for all purposes, including without limitation, filing in any state as may be permitted by the provisions of the Uniform Commercial Code of such state.

                        vi.         RELATIONSHIP TO OTHER AGREEMENTS. This
                                Security Agreement and the security interests (and pledges and assignments as applicable) herein granted are in addition to (and not in substitution, novation or discharge of) any and all prior or contemporaneous security agreements, security interests, pledges, assignments, liens, rights, titles or other interests in favor of Secured Party or assigned to Secured Party by others in connection with the Obligations. All rights and remedies of Secured Party in all such agreements are cumulative, but in the event of actual conflict in terms and conditions, the terms and conditions of the latest security agreement shall govern and control.

                        vii.        NOTICES. Any notice or demand given by
                                Secured Party to Debtor in connection with this Agreement, the Collateral or the Obligations, shall be deemed given and effective upon deposit in the United States mail, postage prepaid, addressed to Debtor at the address of Debtor designated at the beginning of this Agreement. Actual notice to Debtor shall always be effective no matter how given or received.

                        viii.       HEADINGS AND GENDER. Paragraph headings in
                                this Agreement are for convenience only and shall be given no meaning or significance in interpreting this Agreement. All words used herein shall be construed to be of such gender or number as the circumstances require.

                        ix.         AMENDMENTS. Neither this Agreement nor any
                                of its provisions may be changed, amended, modified, waived or discharged orally, but only by an instrument in writing signed by the party against whom enforcement of the change, amendment, modification, waiver or discharge is sought.

                        x.          CONTINUING AGREEMENT. The security interest
                                (and pledges and assignments as applicable) hereby granted and all of the terms and provisions in this Agreement shall be deemed a continuing agreement and shall continue in full force and effect until terminated in writing. Any such revocation or termination shall only be effective if explicitly confirmed in a signed writing issued by Secured Party to such effect and shall in no way impair or affect any transactions entered into or rights created or Obligations incurred or arising prior to such revocation or termination as to which this Agreement shall be fully operative until same are repaid and discharged in full. Unless otherwise required by applicable law, Secured Party shall be under no obligation to issue a termination statement or similar documents unless Debtor requests same in writing and, provided further, that all Obligations have been repaid and discharged in full and there are no commitments to make advances, incur any Obligations or otherwise give value.

                        xi.         BINDING EFFECT. The provisions of this
                                Security Agreement shall be binding upon the heirs, personal representatives, successors and assigns of Debtor and the rights, powers and remedies of Secured Party hereunder shall inure to the benefit of the successors and assigns of Secured Party.

                        xii.        GOVERNING LAW. This Security Agreement shall
                                be governed by the law of the State of Texas and applicable federal law.

                        xiii.       AGREEMENT FOR BINDING ARBITRATION. DEBTOR
                                AGREES TO BE BOUND BY THE TERMS AND PROVISIONS OF THE ARBITRATION PROGRAM (DATED 9/23/94) WHICH IS INCORPORATED BY REFERENCE HEREIN AND IS ACKNOWLEDGED AS RECEIVED BY DEBTOR PURSUANT TO WHICH ANY AND ALL DISPUTES SHALL BE RESOLVED BY MANDATORY BINDING ARBITRATION UPON THE REQUEST OF ANY PARTY.

EXECUTED as of this 1st day of March, 1996.

                                       "Debtor"

                                       BEARCOM OPERATING, L.P.

                                       By:      PageCom GP, Inc.,
                                                in its capacity as
                                                general partner



                                                By:
                                                   ----------------------------
                                                      Name:
                                                            -------------------
                                                      Title:
                                                            -------------------










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